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                                                                 Exhibit 10-A(3)

                                SECOND AMENDMENT
                             TO THE DANA CORPORATION
                          ADDITIONAL COMPENSATION PLAN

                  Pursuant to resolutions of the Board of Directors adopted on October 21, 2003, the Dana Corporation Additional Compensation Plan (the "Plan") is hereby amended, effective as of December 8, 2003, as set forth below.

                  1. Section 2.B. of the Plan is amended by deleting the definition of "Change in Control of the Corporation" and replacing it in its entirety as follows:

                  "Change in Control of the Corporation" shall mean the first to occur of any of the following events:

                  (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below; or

                  (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 8, 2003, constitute the Board of Directors of the Corporation (the "Incumbent Board") and any new director whose appointment or election by the Board of Directors of the Corporation or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 8, 2003 or whose appointment, election or nomination for election was previously so approved or recommended. For purposes of the preceding sentence, any director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation, shall not be treated as a member of the Incumbent Board; or

                  (iii) there is consummated a merger, reorganization, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any direct or indirect subsidiary of the Corporation, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each a "Business Combination"), in each case unless, immediately following such Business Combination, (A) the voting securities of the Corporation outstanding immediately prior to such Business Combination (the "Prior Voting Securities") continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of the Business Combination or any parent thereof) at least 50% of the combined voting power of the securities of the Corporation or such surviving entity or parent thereof outstanding immediately after such Business Combination, (B) no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation or the surviving entity of the Business Combination or any parent thereof (not including in the

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         securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the securities of the Corporation or surviving entity of the Business Combination or the parent thereof, except to the extent that such ownership existed immediately prior to the Business Combination and (C) at least a majority of the members of the board of directors of the Corporation or the surviving entity of the Business Combination or any parent thereof were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                  (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation.

                  Notwithstanding the foregoing, any disposition of all or substantially all of the assets of the Corporation pursuant to a spinoff, splitup or similar transaction (a "Spinoff") shall not be treated as a Change in Control of the Corporation if, immediately following the Spinoff, holders of the Prior Voting Securities immediately prior to the Spinoff continue to beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding securities of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Prior Voting Securities; provided, that if another Business Combination involving the Corporation occurs in connection with or following a Spinoff, such Business Combination shall be analyzed separately for purposes of determining whether a Change in Control of the Corporation has occurred.

                  2.       The following text is inserted at the end of
                           Section 4:

                           Upon the occurrence of a Change in Control of the
Corporation, all eligible participants who are named on the Corporate Award List as of the date of the Change in Control of the Corporation and who are employed by the Corporation or one of its subsidiaries as of the Change in Control of the Corporation shall be entitled to receive a lump sum annual bonus payment as soon as practicable following the Change in Control of the Corporation equal to the product of (i) the greater of (x) the eligible participant's award level for the Year as established by the Committee pursuant to Section 4.A. of the Plan and
(y) the eligible participant's Short Term Award calculated based on actual performance through the date of the Change in Control of the Corporation (with performance targets pro-rated for such period) and (ii) a fraction, the numerator of which is the number of days in the Year prior to the date of the Change in Control of the Corporation and the denominator of which is 365.

                           During the portion of any Year in which a Change in
Control of the Corporation occurs that follows the date of such Change in Control of the Corporation, eligible participants who are named on the Corporate Award List as of the date of the Change in Control of the Corporation and who continue to be employed by the Company or its subsidiaries shall be entitled to award levels, performance targets and bonus opportunities which would provide them for the Year in which the Change in Control of the Corporation occurs with aggregate award levels and performance targets that are no less favorable than those initially in effect for the Year in which the Change in Control of the Corporation occurs (taking into account the payment made under the immediately preceding paragraph).

                           This Plan shall not be amended in anticipation of or
in conjunction with the occurrence of a Change in Control of the Corporation or at any time following a Change in

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Control of the Corporation in any manner that would adversely affect the rights of eligible participants under the Plan. No amendment or termination of this Plan shall impair or diminish the obligations of the Company to any eligible participants or the rights of any eligible participants under the Plan under any notices or agreements previously issued pursuant to the Plan.

                  3. Section 11 of the Plan is amended by adding the following sentence at the end of such Section:

                  The Second Amendment to the Plan is effective as of December 8, 2003.

In Witness Whereof,  Dana Corporation has adopted this amendment.

                                            DANA CORPORATION

                                        By: /s/ R. B. Priory
                                            ---------------------------------
                                            Chairman of the Compensation
                                            Committee of the Board of Directors

ATTEST

/s/ R. W. Spriggle
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